UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2026

STARFIGHTERS SPACE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-43009	92-1012803
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

505 Odyssey Way, Suite 101
 Kennedy Space Center, Florida, United States 32953
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (321) 261-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	FJET	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation Adjustments

On September 28, 2026 (the "Effective Date"), the compensation committee (the "Committee") of the board of directors (the "Board") as well as the Board of Starfighters Space, Inc. (the "Company") approved (i) an increase to the annual base salary of Tim Franta, the Company's Chief Executive Officer, from $108,000 to $350,000 with a maximum annual bonus of up to 50% of the new annual base salary, and (ii) an increase to the annual base salary of David Whitney, the Company's Chief Financial Officer, from $180,000 to $300,000 with a maximum annual bonus of up to 30% of the new annual base salary. Any portion of the maximum bonus payable in excess of $75,000 shall be paid 65% in cash and 35% in restricted share units ("RSUs"), with such RSUs vesting in equal installments over three years from the applicable grant date.

Back Pay Amounts

In connection with the compensation adjustments, the Committee and the Board approved the payment of back-pay for (i) Mr. Franta equal to the difference between (a) the aggregate amounts paid to him from March 1, 2026 through the Effective Date, and (b) the aggregate amounts that would have been payable to Mr. Franta during such period had his annual base salary been $350,000, and (ii) Mr. Whitney equal to the difference between (a) the aggregate amounts paid to him from June 24, 2026 through the Effective Date, and (b) the aggregate amounts that would have been payable to Mr. Whitney during such period had his annual base salary been $300,000.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARFIGHTERS SPACE, INC.

DATE: October 2, 2026	By:	/s/ Tim Franta
Tim Franta
Chief Executive Officer

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